Q4 2017 SUPPLEMENTAL INFORMATION MARCH 6, 2018

©2017 Ameresco, Inc. All rights reserved. 2 Forward Looking Statements Any statements in this presentation about future expectations, plans and prospects for Ameresco, Inc., including statements about market conditions, pipeline and backlog, as well as estimated future revenues and net income, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the timing of, and ability to, enter into contracts for awarded projects on the terms proposed; the timing of work we do on projects where we recognize revenue on a percentage of completion basis, including the ability to perform under recently signed contracts without unusual delay; our ability to place solar assets into service as planned; demand for our energy efficiency and renewable energy solutions; our ability to arrange financing for our projects; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the effects of our recent acquisitions and restructuring activities; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; availability and costs of labor and equipment; the addition of new customers or the loss of existing customers; market price of the Company's stock prevailing from time to time; the nature of other investment opportunities presented to the Company from time to time; the Company's cash flows from operations and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the U.S. Securities and Exchange Commission on March 3, 2017. In addition, the forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Use of Non-GAAP Financial Measures This presentation includes references to adjusted EBITDA, adjusted cash from operations, non-GAAP net income and non-GAAP earnings per share, which are non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses these measures, please see the section in the Appendix in this presentation titled “Non-GAAP Financial Measures”. For a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the tables in the Appendix to this presentation titled “GAAP to Non- GAAP Reconciliation,” Non-GAAP Financial Guidance” and “Non-GAAP Financial Measures.”

©2017 Ameresco, Inc. All rights reserved. 3 Q4 2017 HIGHLIGHTS $21.1M $23.8M +47% $211.1M +21% Adj. EBITDA Q4 EBITDA driven by greater project revenue and energy assets EBITDA growth EBITDA up 47% y/y Revenue growth Revenue up 21% y/y Revenue Q4 Revenue driven by an increase in projects Net Income

©2017 Ameresco, Inc. All rights reserved. 4 SOURCES OF REVENUE Q4 2017 $21.4M $32.5M $157.2M Projects Energy efficiency and renewable energy projects Recurring Energy & incentive revenue from owned solar and renewable gas assets; plus recurring O&M from projects Other Services, software and integrated PV

©2017 Ameresco, Inc. All rights reserved. 5 2017 HIGHLIGHTS $63.3M $37.5M +13% $717.2M +10% Adj. EBITDA 2017 EBITDA driven by greater project revenue and energy assets EBITDA growth EBITDA up 13% y/y Revenue growth Revenue up 10% y/y Revenue 2017 Revenue driven by an increase in Projects Net Income

©2017 Ameresco, Inc. All rights reserved. 6 SOURCES OF REVENUE 2017 $80.8M $129.8M $506.6M Projects Energy efficiency and renewable energy projects Recurring Energy & incentive revenue from owned solar and renewable gas assets; plus recurring O&M from projects Other Services, software and integrated PV

©2017 Ameresco, Inc. All rights reserved. NEARLY 60% OF PROFIT COMES FROM RECURRING LINE OF BUSINESS 2017 18% Projects 71% Assets 10% O&M 8% Other 11% $717M REVENUE Projects 35% Assets 44% O&M 14% Other 7% $63M Adjusted EBITDA* 58% * Adjusted EBITDA percentage amounts exclude unallocated corporate expenses. RECURRING 7

©2017 Ameresco, Inc. All rights reserved. 8 ENERGY ASSET PORTFOLIO – 12/31/2017 191 MWe of Energy Assets. Renewable Gas is 118 MWe, Solar is 72 MW* Energy Assets 191 MWe 62% Renewable Gas 38% Solar In Development Construction 78 MWe 62% Solar 30% Renewable Gas 78 MWe in development & construction. Renewable Gas is 23 MWe, Solar is 49 MW, Other is 6 MW*. *Numbers may not sum due to rounding

©2017 Ameresco, Inc. All rights reserved. 9 ENERGY ASSET BALANCE SHEET – 12/31/2017 $69M out of the $356M energy assets on our balance sheet are still in development or construction. $152M out of the $202M of total debt on our balance sheet is debt associated with our energy assets. $150M of the energy debt is non- recourse to Ameresco, Inc. Energy Assets $356M $287M Operating $69M Development/ Construction Total Debt $202M $50M Corporate $152M Energy Debt

©2017 Ameresco, Inc. All rights reserved. 10 AMERESCO HAS STRONG MULTI-YEAR VISIBILITY Contracted Project Backlog: 12-36 mos to Revenue Awarded Project Backlog: 24-48 mos to Revenue $573M $1.2B $800M* $788M O&M Backlog: 14 year weighted avg lifetime Operating Energy Assets: 13 year weighted avg PPA remaining *Estimated contracted revenue and incentives during PPA period

©2017 Ameresco, Inc. All rights reserved. 11 SUSTAINABLE AND PROFITABLE BUSINESS MODEL EXPANDING EARNINGS AT A FASTER RATE THAN REVENUE BY GROWING HIGH ER MARGIN RECURRING LINES OF BUSINESS Guidance reaffirmed August 9, 2017 574 593 631 651 717 783 2013 2014 2015 2016 2017 2018 Guidance Mid Point 30 41 46 56 63 80 2013 2014 2015 2016 2017 2018 Guidance Mid Point Revenue ($M) Adjusted EBITDA ($M) FY 2018 guidance was updated 3/6/2018

APPENDIX

©2017 Ameresco, Inc. All rights reserved. 13 ENERGY ASSET METRICS MWe $ MWe $ Energy Assets: In Operations 190.8 $287,936 162.0 $233,030 In Construction 78.0 68,507 98.9 86,728 Total Energy Assets 268.8 $356,443 260.9 $319,758 2017 2016 2017 2016 Energy Assets Performance: Revenues 17,440 16,331 $69,241 $64,882 Adjusted EBITDA 13,014 10,607 $42,705 $35,686 2017 2016 Energy Assets Debt Financing: In Operations $136,991 102,228 In Construction $15,046 16,511 Total Debt Financing $152,037 $118,739 Energy Asset Metrics (in thousands, except megawatt equivalents ("MWe")) As of December 31, Three Months Ended December 31, Twelve Months Ended December 31, As of December 31, 2017 2016

©2017 Ameresco, Inc. All rights reserved. 14 GAAP TO NON-GAAP RECONCILIATION 2017 2016 2017 2016 (Unaudited) (Unaudited) (Unaudited) (Unaudited) Adjusted EBITDA: Net income attributable to common shareholders $23,811 $3,269 $37,491 $12,032 Impact of redeemable non-controlling interests (3,310) 114 (3,983) (35) Plus: Income tax provision (9,087) 1,498 (4,791) 4,370 Plus: Other expenses, net 2,639 2,448 7,871 7,409 Plus: Depreciation and amortization of intangible assets 6,658 6,523 25,493 24,755 Plus: Stock-based compensation 317 376 1,293 1,462 Plus: Restructuring and other charges 50 147 (111) 6,206 Adjusted EBITDA $21,078 $14,375 $63,263 $56,199 Adjusted EBITDA margin 10.2% 10.6% 8.3% 8.8% Non-GAAP net income and EPS: Net income attributable to common shareholders $23,811 $3,269 $37,491 $12,032 Impact of redeemable non-controlling interests (3,310) 114 (3,983) (35) Plus: Restructuring and other charges 50 147 (111) 6,206 Plus: Income Tax effect of non-GAAP adjustments 1,534 - 1,578 (1,430) Non-GAAP net income $22,085 $3,530 $34,975 $16,773 Earnings per share: Diluted net income per common share $0.52 $0.07 $0.82 $0.26 Effect of adjustments to net income (0.04) 0.01 (0.06) 0.10 Non-GAAP EPS $0.48 $0.08 $0.76 $0.36 Adjusted cash from operations: Cash flows from operating activities ($45,803) ($10,697) ($136,559) ($58,073) Plus: proceeds from Federal ESPC projects 42,673 24,964 165,013 90,039 Adjusted cash from operations ($3,130) $14,267 $28,454 $31,966 Three Months Ended December 31, Twelve Months Ended December 31,

©2017 Ameresco, Inc. All rights reserved. 15 PERFORMANCE BY SEGMENT Small Scale Infrastructure segment has been renamed Non-Solar Distributed Generation “DG” Solar electricity and SREC revenue previously attributed to Small Scale Infrastructure has been reclassified into U.S. Regions Performance by Segment (in thousands): Revenues Adjusted EBITDA Revenues Adjusted EBITDA December 31, 2017 U.S. Regions $98,241 $8,639 $290,196 $20,001 U.S. Federal 58,243 7,130 229,146 33,030 Canada 10,591 1,080 43,803 3,507 Non-Solar DG 25,516 9,052 79,220 27,455 All Other 18,599 1,122 74,932 4,893 Unallocated corporate activity (59) (5,946) (146) (25,631) Total Consolidated $211,133 $21,077 $717,152 $63,255 December 31, 2016 U.S. Regions $75,966 $7,062 $276,766 $23,022 U.S. Federal 49,739 6,932 178,005 25,893 Canada 10,425 503 50,448 2,667 Non-Solar DG 17,796 5,208 74,395 27,904 All Other 20,162 1,231 71,592 2,463 Unallocated corporate activity 137 (6,557) 21 (25,744) Total Consolidated $174,225 $14,379 $651,227 $56,205 Three Months Ended Twelve Months Ended

©2017 Ameresco, Inc. All rights reserved. 16 SEGMENTS BY LINE OF BUSINESS – THREE MONTHS Small Scale Infrastructure segment has been renamed Non-Solar Distributed Generation “DG” Solar electricity and SREC revenue previously attributed to Small Scale Infrastructure has been reclassified into U.S. Regions Segment Revenues by Line of Business for the Three Months Ended December 31 (in thousands): U.S. Regions U.S. Federal Canada Non-Solar DG All Other Total Consolidated 2017 Project $89,697 $47,702 $8,312 $10,444 $1,090 $157,245 Energy Assets 2,649 691 370 13,363 269 17,342 O&M 4,083 9,527 18 1,571 - 15,199 Integrated-PV - - - - 9,609 9,609 Other Services 1,811 324 1,891 138 7,574 11,738 Total Revenues $98,240 $58,244 $10,591 $25,516 $18,542 $211,133 2016 Project $69,194 $39,558 $8,411 $3,062 $3,898 $124,123 Energy Assets 2,065 513 387 12,966 307 16,238 O&M 4,335 9,668 - 1,412 - 15,415 Integrated-PV - - - - 7,719 7,719 Other Services 372 - 1,627 356 8,375 10,730 Total Revenues $75,966 $49,739 $10,425 $17,796 $20,299 $174,225

©2017 Ameresco, Inc. All rights reserved. 17 SEGMENTS BY LINE OF BUSINESS – TWELVE MONTHS Small Scale Infrastructure segment has been renamed Non-Solar Distributed Generation “DG” Solar electricity and SREC revenue previously attributed to Small Scale Infrastructure has been reclassified into U.S. Regions Segment Revenues by Line of Business for the Twelve Months Ended December 31 (in thousands): U.S. Regions U.S. Federal Canada Non-Solar DG All Other Total Consolidated 2017 Project $257,220 $187,515 $34,436 $21,943 $5,436 $506,550 Energy Assets 11,522 3,378 2,686 50,540 1,115 69,241 O&M 16,923 37,341 34 6,276 - 60,574 Integrated-PV - - - - 38,796 38,796 Other Services 4,531 912 6,647 461 29,441 41,991 Total Revenues $290,196 $229,146 $43,803 $79,220 $74,787 $717,152 2016 Project $251,630 $134,154 $41,324 $17,604 $9,488 $454,200 Energy Assets 7,051 3,519 2,428 50,658 1,226 64,882 O&M 17,261 40,330 449 5,023 19 63,082 Integrated-PV - - - - 29,325 29,325 Other Services 824 2 6,247 1,110 31,555 39,738 Total Revenues $276,766 $178,005 $50,448 $74,395 $71,613 $651,227

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